Exhibit 10.1
Execution Copy
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
          FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of November 9, 2009, among RSC HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), RSC HOLDINGS III, LLC, a Delaware limited liability company (the “Parent Borrower”), RSC EQUIPMENT RENTAL, INC., an Arizona corporation (“RSC”), RSC EQUIPMENT RENTAL OF CANADA LTD., a corporation incorporated and existing under the laws of the Province of Alberta (“RSC Canada”, and together with the Parent Borrower and RSC, the “Borrowers”), the Lenders (as defined below) party hereto, DEUTSCHE BANK AG, NEW YORK BRANCH, as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”) and DEUTSCHE BANK AG, CANADA BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
          WHEREAS, Holdings, the Borrowers, the banks and other financial institutions from time to time party thereto (the “Lenders”), the U.S. Administrative Agent and the Canadian Administrative Agent are party to an Amended and Restated Credit Agreement, dated as of November 27, 2006 and amended and restated as of July 30, 2009 (as amended, restated, amended and restated, modified and supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend and/or modify the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
     1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
     “First Amendment”: the First Amendment to this Agreement, dated as of November 9, 2009.
     “First Amendment Effective Date”: as defined in the First Amendment.
     2. The definition of “Specified Equity Contribution” appearing in Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (c) of such definition and (ii) inserting the following new text immediately prior to the period at the end of such definition:
“and (e) such equity contribution is not used, directly or indirectly, to (i) prepay or repurchase Second Lien-Term Loans or (ii) redeem or repurchase Senior Notes”

     3. Subsection 8.2(o) to the Credit Agreement is hereby amended by (i) inserting the phrase “(less any original issue discount, if applicable)” immediately after the phrase “the principal amount (or accreted value, if applicable) thereof” in clause (i) of the proviso to such subsection and (ii) inserting the phrase “(including any underwriting discounts or commissions)” immediately after the phrase “fees and expenses” in clause (i) of the proviso to such subsection.
     4. Subsection 8.13 of the Credit Agreement is hereby amended by inserting the following new clause (i) immediately following clause (h) appearing in such subsection:
     “(i) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrowers shall be permitted to make optional (i) prepayments or repurchases of Second-Lien Term Loans with (x) the proceeds of refinancing Indebtedness in respect of such Second-Lien Term Loans incurred in compliance with Section 8.2(o) and/or (y) proceeds received (directly or indirectly) by the Parent Borrower from equity issuances by any Parent Entity of its Capital Stock; provided that if any such proceeds described in preceding clause (x) or (y) are utilized to prepay or repurchase Second-Lien Term Loans at a discount below par, the Borrowers shall have entered into arrangements reasonably satisfactory to the U.S. Administrative Agent to ensure that such prepayments or repurchases are financed solely with proceeds of such refinancing Indebtedness or such equity issuance, as the case may be, prior to the incurrence of any such refinancing Indebtedness or such equity issuance, as the case may be, and (ii) redemptions or repurchases of Senior Notes with (x) the proceeds of refinancing Indebtedness in respect of such Senior Notes incurred in compliance with Section 8.2(o) and/or (y) proceeds received (directly or indirectly) by the Parent Borrower from equity issuances by any Parent Entity of its Capital Stock.”
II. Miscellaneous Provisions.
     1. In order to induce the Lenders to enter into this First Amendment, Holdings and each Borrower hereby represent and warrant that:
     (a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this First Amendment; and
     (b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
     2. This First Amendment is limited as specified and shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document and shall not prejudice any right or rights that the Administrative Agents or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Loan Document. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms
     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Parent Borrower and the U.S. Administrative Agent.
     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     5. The First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) Holdings, each Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com);
     (ii) the Borrowers shall have paid to each Lender which executes and delivers to the U.S. Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on November 9, 2009 (or such later date and time specified by the Borrowers and notified in writing to the Lenders by the U.S. Administrative Agent), a non-refundable cash fee (the “Amendment Fee”) in dollars in an amount equal to 0.05% of the RCF Commitments of such Lender as in effect on the First Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrowers to the U.S. Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the First Amendment Effective Date; and
     (iii) the Borrowers shall have paid to the U.S. Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the U.S. Administrative Agent (or its applicable affiliate) to the extent then required under Section 11.5 of the Credit Agreement.
     6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.
*   *   *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

RSC HOLDINGS II, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC HOLDINGS III, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL, INC.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL OF CANADA LTD.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

Signature Page to First Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as U.S. Administrative Agent
By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

DEUTSCHE BANK AG, CANADA BRANCH, as Canadian Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as U.S. Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG, CANADA BRANCH, as Canadian Administrative Agent
By:	/s/ Eitan Szlak
	Name:	Eitan Szlak
	Title:	Vice President

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

DEUTSCHE BANK AG, CANADA BRANCH

By:	/s/ Eitan Szlak
	Name:	Eitan Szlak
	Title:	Vice President

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
Title: Assistant Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

ALLIED IRISH BANKS P.L.C.

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President

By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By:	/s/ Robert Scalzitti
	Name:	Robert Scalzitti
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Bank of America N.A., (acting though its Canada Branch)(“Lender”)

By:	/s/ Clara McGibbon
	Name:	Clara McGibbon
	Title:	Assistant Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By:	/s/ Karen L. Anillo
	Name:	Karen L. Anillo
	Title:	Director

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Scott W. Morris
	Name:	Scott W. Morris
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Burdale Financial Ltd:

By:	/s/ Phillip R. Webb
	Name:	Phillip R. Webb
	Title:	Duly Authorized Signatory

By:	/s/ Antimo Barbieri
Name: Antimo Barbieri
	Title:	Duly Authorized Signatory

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT, AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Capital One Leverage Finance Corp.

By:	/s/ Nick Malatestinic
	Name:	Nick Malatestinic
	Title:	SVP

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Commerzbank AG, New York branch

By:	/s/ Mary Harold
	Name:	Mary Harold
	Title:	SVP

By:	/s/ John Carlos
	Name:	John Carlos
	Title:	VP

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

E*TRADE BANK

By:	/s/ Matthew Geary
	Name:	Matthew Geary
	Title:	SVP

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD. THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Fortis Bank S.A/N.V., New York Branch

By:	/s/ Barbara E. Nash
	Name:	Barbara E. Nash
Title: Managing Director & Group Head

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE. SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Fortis Capital (Canada) LTD.

By:	/s/ Barbara E. Nash
	Name:	Barbara E. Nash
Title: Managing Director & Group Head

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL CORPORATION:

By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

GE BUSINESS FINANCIAL SERVICES, INC. (formerly known as Merrill Lynch Business Financial Services, Inc.):

By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

GE CANADA FINANCE HOLDING COMPANY:

By:	/s/ Richard Zeni
	Name:	Richard Zeni
	Title:	Duly Authorized Signatory

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

GMAC Commercial Finance, Inc.

By:	/s/ Dennis Baelis
	Name:	Dennis Baelis
	Title:	Managing Director

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

GMAC Commercial Finance Corporation Canada

By:	/s/ Dennis Baelis
	Name:	Dennis Baelis
	Title:	Managing Director

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, JNC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

HSBC Business Credit Inc.

By:	/s/ Daniel J. Williams
	Name:	Daniel J. Williams
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

JP Morgan Chase Bank, N.A.

By:	/s/ Andrew Ray
	Name:	Andrew Ray
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Lloyds ISB Bank, PLC

By:	/s/ Jeremy Harrison
	Name:	Jeremy Harrison
Title: Director H067

/s/ Candi Obrentz
Candi Obrentz
Associate Director Financial Institutions, USA 0013

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

MORGAN STANLEY BANK, N.A.

By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: RBS Business Capital, a division of RBS Asset Finance, Inc. F/K/A Citizens Business Capital, a division of Citizens Leasing Corporation

By:	/s/ James H. Herzog, Jr.
	Name:	James H. Herzog, Jr.
	Title:	Senior Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Regions Bank

By:	/s/ George Louis McKinley
	Name:	George Louis McKinley
	Title:	Attorney in Fact

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

ROYAL BANK OF CANADA

By:	/s/ Stuart Coulter
	Name:	Stuart Coulter
	Title:	Attorney-in-fact

By:	/s/ Dustin Craven
	Name:	Dustin Craven
	Title:	Attorney-in-fact

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

United Overseas Bank Limited, New York Agency

By:	/s/ K. Jin Koh
	Name:	K. Jin Koh
	Title:	GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

UPS Capital Corporation

By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director of Portfolio Management

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Wachovia Capital Finance Corporation (Canada)

By:	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Wachovia Capital Finance Corporation (Western)

By:	/s/ David Hill
	Name:	David Hill
	Title:	Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

WELLS FARGO BANK, N.A.

By:	/s/ Reginald M. Goldsmith, III
	Name:	Reginald M. Goldsmith, III
	Title:	Senior Vice President

Signature Page to First Amendment

Execution Copy

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: WELLS FARGO FINANCIAL CORPORATION CANADA

By:	/s/ Paul D. Young
	Name:	Paul D. Young
	Title:	Vice President

Signature Page to First Amendment